Exhibit 25.1

                                 CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

          New York                                           13-2774727
 (Jurisdiction of incorporation                           (I.R.S. Employer
 or organization if not a U.S.                           Identification No.)
       national bank)

 452 Fifth Avenue, New York, NY                              10018-2706
 (212) 525-5600                                              (Zip Code)
 (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                               TEREX CORPORATION*
               (Exact name of obligor as specified in its charter)

             Delaware                                       34-1531521
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                      Identification No.)

 500 Post Road East
 Westport, CT                                                06880
 (203) 222-7170                                           (Zip Code)
 (Address of principal executive offices)


                    7 3/8% Senior Subordinated Notes due 2014
             Guarantees by certain subsidiaries of TEREX CORPORATION
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS

                                               State or Other
                                               Jurisdiction of   I.R.S. Employer
                                               Incorporation or   Identification
Name, Address and Telephone Number               Organization         Number
----------------------------------             ---------------   ---------------

Terex Cranes, Inc.  (1)                            Delaware         06-1513089

CMI Terex Corporation                              Oklahoma         73-0519810
P.O. Box 1985
I-40 and Morgan Road
Oklahoma City, Oklahoma  73101
(405) 787-6020

Koehring Cranes, Inc.                              Iowa             06-1423888
106 12th Street S.E.
Waverly, Iowa  50677
(319) 352-3920

Terex-Telelect, Inc.                               Delaware         41-1603748
600 Oakwood Road
Watertown, South Dakota  57201
(605) 882-4000

Terex-RO Corporation                               Kansas           44-0565380
550 Old Highway 56
Olathe, Kansas  66061
(913) 782-1200

Payhauler Corp.                                    Illinois         36-3195008
5400 South 49th Street
Tulsa, Oklahoma  74107
(918) 446-5881

The American Crane Corporation                     North Carolina   56-1570091
202 Raleigh Street
Wilmington, North Carolina  28412
(910) 395-8500

Amida Industries, Inc.                             South Carolina   57-0531930
590 Huey Road
Rock Hill, South Carolina  29730
(803) 324-3011

O&K Orenstein & Koppel, Inc.                       Delaware         58-2084520
5400 South 49th Street
Tulsa, Oklahoma  74107
(918) 446-5881

Cedarapids, Inc.                                   Iowa             43-0332910
909 17th Street NE
Cedar Rapids, Iowa  52402
(319) 363-3511

Standard Havens, Inc.                              Delaware         43-0913249
909 17th Street NE
Cedar Rapids, Iowa  52402
(319) 363-3511

Standard Havens Products, Inc.                     Delaware         43-1435208
909 17th Street NE
Cedar Rapids, Iowa  52402
(319) 363-3511

BL Pegson USA, Inc.                                Connecticut      31-1629830
590 Huey Road
Rock Hill, South Carolina  29730
(800) 324-3011

Benford America, Inc.                              Delaware         76-0522879
590 Huey Road
Rock Hill, South Carolina  29730
(803) 324-3011

Coleman Engineering, Inc.                          Tennessee        62-0949893
590 Huey Road
Rock Hill, South Carolina  29730
(803) 324-3011

Finlay Hydrascreen USA, Inc.                       New Jersey       22-2776883
11001 Electron Drive
Louisville, Kentucky  40299
(502) 267-2314

Earthking, Inc. (1)                                Delaware         06-1572433

Powerscreen Holdings USA Inc. (1)                  Delaware         61-1265609

Powerscreen International LLC (1)                  Delaware         61-1340898

Powerscreen North America Inc. (1)                 Delaware         61-1340891

Powerscreen USA LLC                                Kentucky         31-1515625
11001 Electron Drive
Louisville, Kentucky  40299
(502) 267-2314

Royer Industries, Inc.                             Pennsylvania     24-0708630
341 King Street
Myerstown, Pennsylvania  17067
(717) 866-2357

Terex Bartell, Inc.                                Delaware         34-1325948
590 Huey Road
Rock Hill, South Carolina  29730
(803) 324-3011

PPM Cranes, Inc.                                   Delaware         39-1611683
Highway 501 East
Conway, South Carolina  29526
(843) 349-6900

Terex Mining Equipment, Inc. (1)                   Delaware         06-1503634

CMI Dakota Company                                 South Dakota     46-0440642
I-40 & Morgan Road
Oklahoma City, Oklahoma  73101
(405) 787-6020

CMIOIL Corporation                                 Oklahoma         73-1125438
I-40 & Morgan Road
Oklahoma City, Oklahoma  73101
(405) 787-6020

Fuchs Terex, Inc. (1)                              Delaware         06-1570294

Genie Access Services, Inc.                        Washington       91-2073567
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Genie China, Inc.                                  Washington       91-1973009
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Genie Financial Services, Inc.                     Washington       91-1712115
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Genie Holdings, Inc.                               Washington       91-1666966
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Genie Industries, Inc.                             Washington       91-0815489
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Genie International, Inc.                          Washington       91-1975116
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Genie Manufacturing, Inc.                          Washington       91-1499412
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

GFS Commercial LLC                                 Washington             N/A
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

GFS National, Inc.                                 Washington       91-1959375
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Go Credit Corporation                              Washington       91-1563427
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Lease Servicing & Funding Corporation              Washington       91-1808180
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Product Support, Inc.                              Oklahoma         73-1488926
18340 NE 76th Street
Redmond, Washington  98052
(425) 881-1800

Spinnaker Insurance Company (1)                    Vermont          03-0372517

Schaeff Incorporated (1)                           Iowa             42-1097891

Terex Advance Mixer, Inc. (1)                      Delaware         06-1444818

Terex Financial Services, Inc. (1)                 Delaware         45-0497096

Terex Utilities, Inc. (1)                          Delaware         45-0497096

Terex Utilities South, Inc.                        Delaware         74-3075523
142 Gembler Road
San Antonio, Texas  78219
(210) 476-7777

Utility Equipment, Inc.                            Oregon           93-0557703
12805 SW 77th Place
Tigard, Oregon  97223
(503) 620-0611

(1) The address and telephone number of principal executive offices are the same as those of Terex Corporation.


                                     General
Item 1. General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               None

Item 16. List of Exhibits

Exhibit
-------

T1A(i)              (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)             (1)  Certificate of the State of New York Banking Department
                         dated December 31, 1993 as to the authority of HSBC
                         Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                 Not applicable.

T1A(iv)             (3)  Copy of the existing By-Laws of HSBC Bank USA as
                         amended on April 11, 2002.

T1A(v)                   Not applicable.

T1A(vi)             (2)  Consent of HSBC Bank USA required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)                 Copy of the latest report of condition of the trustee
                        (September 30, 2003), published pursuant to law or the
                         requirement of its supervisory or examining authority.

T1A(viii)                Not applicable.

T1A(ix)                  Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 19th day of January, 2004.



                                               HSBC BANK USA


                                              By:  /s/ Marcia A. Markowski
                                                 ---------------------------
                                                 Marcia A. Markowski
                                                 Vice President

                                                                                                                   Exhibit T1A (vii)

                                                                                 Board of  Governors  of the Federal  Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-0081
Federal Financial Institutions Examination Council                               Expires April 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Please refer to page i,
                                                                                  Table of Contents, for
                                                                                  the required disclosure
                                                                                  of estimated burden.                  [1]
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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices-FFIEC 031

Report at the close of business September 30, 2003                 (19980930)
                                                                   ----------
                                                                   (RCRI 9999)

This  report is required  by law;  12 U.S.C.  SS324 (State  member This  report  form is to be  filed  by banks  with  branches  and banks);  12 U.S.C. SS1817 (State nonmember  banks); and 12 U.S.C.  consolidated  subsidiaries in U.S.  territories and  possessions,
SS161 (National banks).                                            Edge or Agreement  subsidiaries,  foreign branches,  consolidated foreign subsidiaries, or International Banking Facilities.

NOTE:  The Reports of  Condition  and Income must be signed by an  The  Reports  of  Condition  and Income  are to be  prepared  in authorized  officer and the Report of Condition  must be attested  accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.     We,  the  undersigned  directors   (trustees),   attest  to  the
                                                                   correctness   of  this  Report  of  Condition   (including   the
I,  Joseph R. Simpson, Controller                                  supporting  schedules)  and declare that it has been examined by
     Name and Title of Officer Authorized to Sign Report           us  and  to the  best  of our  knowledge  and  belief  has  been prepared  in  conformance  with the  instructions  issued by the
Of the  named  bank do  hereby  declare that  these  Reports  of   appropriate  Federal  regulatory   authority  and  is  true  and
Condition and Income  (including the supporting  schedules)  have  correct.
been prepared in conformance with the instructions  issued by the appropriate  Federal  regulatory  authority  and are  true to the best of my knowledge and believe.
                                                                   /s/ Sal H. Alfieri
   /s/ Jsoeph R. Simpson                                           ---------------------------------
                                                                   Director (Trustee)
-----------------------------------------------------------------  /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report                     ---------------------------------
                                                                   Director (Trustee)
             11/12/03                                              /s/ Martin Glynn
-----------------------------------------------------------------  ---------------------------------
Date of Signature                                                  Director (Trustee)
--------------------------------------------------------------------------------------------------------------------------------

  Submission of Reports

  Each Bank must  prepare  its  Reports of  Condition  and Income  For  electronic  filing  assistance,  contact  EDS  Call  report
  either:                                                          Services,  2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                   (800) 255-1571.
  (a)      in  electronic  form and then file the  computer  data
       file  directly  with  the  banking  agencies'   collection  To fulfill the signature  and  attestation  requirement  for the agent,  Electronic Data System Corporation (EDS), by modem  Reports of  Condition  and Income for this report  date,  attach
       or  computer diskette; or                                   this  signature  page to the  hard-copy f the  completed  report that the bank places in its files.
  b)   in hard-copy  (paper)  form and arrange for another  party to convert the paper  report to automated  for.  That party (if other than EDS) must transmit the bank's  computer data file to
  EDS.
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-------------------------------------------------------

FDIC Certificate Number                  00589
-------------------------------------------------------
                                    (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA
---------------------------------------------------------------------  -------------------------------------------------------------
Primary  Internet Web Address of Bank (Home Page), if any (TEXT 4087)  Legal Title of Bank (TEXT 9010)
       (Example:  www.examplebank.com)
                                                                       Buffalo
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       N.Y.                                 14203
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                of  Buffalo
--------------------------------------------------------------------------
  Name of Bank                                                   City

in the state of New York, at the close of business September 30, 2003

ASSETS
                                                                                                              Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                             -----------------------
 a.  Non-interest-bearing balances currency and coin                                                               $      2,350,034
-------------------------------------------------------------------------------------------------------------
 b.  Interest-bearing balances                                                                                            1,160,995
-------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities
                                                                                                                          4,213,089
-------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                         14,211,802
-------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                                   633,000
b. Securities purchased under agreements to resell                                                                        3,994,723
                                                                                                             -----------------------
Loans and lease financing receivables:
                                                                                                             -----------------------
   Loans and leases held for sale                                                                                  $      2,653,585
--------------------------------------------------------------------------------------                       -----------------------
   Loans and leases net of unearned income                                                  $     42,180,013
--------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                         434,830
-------------------------------------------------------------------------------------------------------------
                                                                                                             -----------------------
   Loans and lease, net of unearned income, allowance, and reserve                                                 $     41,745,183
-------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                        11,522,909
-------------------------------------------------------------------------------------------------------------
   Premises and fixed assets
                                                                                                                            673,337
-------------------------------------------------------------------------------------------------------------
Other real estate owned
                                                                                                                             11,310
-------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries
                                                                                                                            243,581
-------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding
                                                                                                                             80,310
-------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill
                                                                                                                          2,211,273
-------------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets
                                                                                                                            503,927
-------------------------------------------------------------------------------------------------------------
Other assets
                                                                                                                          3,948,333
-------------------------------------------------------------------------------------------------------------
Total assets
                                                                                                                         90,157,211
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LIABILITIES

Deposits:
   In domestic offices
                                                                                                                         42,764,284
                                                                                                             -----------------------
-------------------------------------------------------------------------------------------------------------
   Non-interest-bearing
                                                                                                   6,078,506
--------------------------------------------------------------------------------------
   Interest-bearing
                                                                                                  36,685,778
-------------------------------------------------------------------------------------------------------------
                                                                                                             -----------------------
In foreign offices
                                                                                                                         20,037,930
--------------------------------------------------------------------------------------                       -----------------------
   Non-interest-bearing
                                                                                                     417,850
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
   Interest-bearing
                                                                                                  19,620,080
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
------------------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices
                                                                                                                             90,885
-------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase
                                                                                                                            390,103
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Trading Liabilities
                                                                                                                          8,070,149
-------------------------------------------------------------------------------------------------------------
Other borrowed money
                                                                                                                          5,316,355
-------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances
                                                                                                                             80,130
-------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures
                                                                                                                          1,549,223
-------------------------------------------------------------------------------------------------------------
Other liabilities
                                                                                                                          4,181,576
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Total liabilities
                                                                                                                         82,480,605
------------------------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries
                                                                                                                                342
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EQUITY CAPITAL

------------------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus
                                                                                                                                  -
-------------------------------------------------------------------------------------------------------------
Common Stock
                                                                                                                            205,000
-------------------------------------------------------------------------------------------------------------
Surplus
                                                                                                                          6,420,202
-------------------------------------------------------------------------------------------------------------
Retained earnings
                                                                                                                            893,079
-------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income
                                                                                                                            157,983
-------------------------------------------------------------------------------------------------------------
Other equity capital components
                                                                                                                                  -
-------------------------------------------------------------------------------------------------------------
Total equity capital
                                                                                                                          7,676,264
-------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital
                                                                                                                         90,157,211
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